Amendment No. 3
                                     to
                        Schedule A to Exhibit (10)(k)
                               January 31, 2001


     The following table sets forth the name of each current officer of Potlatch Corporation who has executed the Indemnification Agreement filed as Exhibit (10)(k):

                                                            Date Agreement
   Name of Director                 Position                   Executed


L. Pendleton Siegel               Chairman and              December 11, 1986
                                  Chief Executive
                                  Officer

Richard L. Paulson                President and             January 1, 1993
                                  Chief Operating
                                  Officer

Phillip M. Baker                  Vice President            May 20, 1999

Ralph M. Davisson                 Vice President            April 1, 1990

Barbara M. Failing                Vice President            December 15, 2000

John E. Hanby                     Vice President            October 15, 1997

Richard K. Kelly                  Vice President            July 15, 1999

Craig H. Nelson                   Vice President            May 29, 1996

John R. Olson                     Vice President            July 30, 1999

Gerald L. Zuehlke                 Vice President,           April 10, 1995
                                  Chief Financial
                                  Officer and
                                  Treasurer

Malcolm A. Ryerse                 Corporate                 August 7, 2000
                                  Secretary




                                                           Exhibit (10)(k)(i)